Mentor Income Fund, Inc.
Annual Report
October 31, 1999

--------------------------------------------------------------------------------

The Fund

 . A closed-end investment fund that invests primarily in high-quality fixed-income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol, MRF.

Investment Objective

 .  To achieve high monthly income consistent with preservation of capital.

Dividend Objective

 . To distribute monthly income in excess of that attainable from investment in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

The following is the Mentor Income Fund, Inc. annual report for the year ended October 31, 1999.

The Mentor Income Fund, Inc.'s 1.28% net asset value total return for the twelve-month period ended October 31, 1999 compares to the Merrill Lynch Mortgage Master Index return of 2.92%, the Merrill Lynch U.S. Treasury/Agency Master Index return of - 1.20% and the Merrill Lynch U.S. Treasury 6.5-7.5 Year Bond Index return of - 3.29% over the same time period.* The return of the Fund's Lipper U.S. Mortgage Bond Fund peer group was 1.74%.** On a market price basis, returns were not as strong, with the Fund returning - 3.68%. A generally weak bond market for much of the past year put pressure on the share prices of many closed-end bond funds and resulted in the Fund's market price total return coming in well below its net asset value performance. During the year ended October 31, 1999, the Fund paid distributions totaling $0.72 per share, which represents an annualized yield of 9.52% based on the Fund's closing market price of $7.56 on October 31, 1999. These monthly dividends have provided the Fund's shareholders with a significant income advantage over the yield-to-maturity of 5.58%, attainable during the period from U.S. Treasury securities having the same approximate maturity as the average life of the Fund's investments. Of course, Treasuries are guaranteed as to principal and interest, while the Fund's shares are not guaranteed and fluctuate in value.***

Mentor Income Fund, Inc.
Annual Report
October 31, 1999

--------------------------------------------------------------------------------


Environment

The past twelve months were extremely difficult for bond investors. Stronger-than-expected economic growth drove interest rates 1.00% to 1.60% higher across all maturities, putting 1999 on track to be the second worst year for bonds in the history of the credit markets.

The fiscal year started with interest rates moving lower. The summer of 1998 left world economies and financial markets in a state of upheaval. Russia's effective default on its debt revealed a strong connection between emerging markets, Wall Street trading desks and hedge funds. Hedge funds are private investment accounts that often engage in highly leveraged, complex trading activity, and are not subject to the same regulations as mutual funds. The fallout from the Russian default pushed the largest hedge fund in the United States to the brink of bankruptcy. Investors became increasingly concerned about the widespread global effects of traders unwinding their positions. Corporate bond and mortgage-backed security prices spiraled lower as selling continued into a market with severely reduced liquidity. Investors sought only the highest quality and most liquid securities. Demand for U.S. Treasuries soared, but faded for bonds with even a hint of risk. To stabilize global economies and financial markets, the world's central bankers eased monetary conditions in the fourth quarter of 1999, pushing interest rates to extraordinarily low levels.

As we entered 1999, many investors expected fragile international economies to limit U.S. economic growth. However, thanks to aggressive easing by the Fed and other central banks across the world, the U.S. economy remained robust and growth in many global economies was faster and more durable than many investors anticipated. Market sentiment shifted from concerns that weak international growth would dampen the U.S. economy to concerns about an overheated economy fostering inflation and prompting the need for a more restrictive monetary policy. By the end of the Fund's 1999 fiscal year, the Federal Reserve Board had raised interest rates twice. Many foreign interest rates followed U.S. interest rates higher, as global investors shared concerns about inflation.

Mentor Income Fund, Inc.
Annual Report
October 31, 1999

--------------------------------------------------------------------------------


The market's volatility created longer-term opportunity, as changing market conditions caused yield relationships between U.S. Treasuries and other sectors to shift. Corporate bonds and mortgage-backed securities began to offer yield advantages versus Treasuries that were high by historical standards. Market psychology also changed. Although global markets recovered somewhat from the turmoil of last fall, many Wall Street firms - hurt by last year's use of extensive leverage - became unusually cautious about adding to their security inventories. This reluctance on the part of dealers to make markets in many types of securities limited the potential price appreciation for bonds, particularly those considered to be less liquid. Liquidity is a measure of how easily a particular security can be bought and sold, and how high the transaction costs associated with such purchases and sales will be. In light of reduced overall liquidity in the market, the liquidity of individual securities became a top priority for investors.

Strategy

Our management strategies focused on asset-allocation and active management of the Fund's duration. We entered the fiscal year with a heavy weighting in U.S. Government and Agency Obligations, a minimal position in investment grade corporate bonds and virtually no high yield bond holdings. The Fund also had a long duration. The Fund's asset allocation and long duration enhanced total return when demand was unusually strong for U.S. Treasuries and interest rates fell. We reduced holdings in Treasuries toward the end of 1998, reinvesting assets primarily in mortgage-backed securities, investment grade corporate bonds and high yield corporate bonds. At that time, market conditions had stabilized and yield advantages were at attractive levels. The new asset allocation benefited performance when mortgage-backed securities and corporate bonds outperformed U.S. Treasuries as yield relationships returned to more normal historical standards. We shortened the Fund's duration to approximately
5.5 years in May and maintained this defensive stance through the end of the fiscal period. A shorter duration enhanced price stability as interest rates rose. As of October 31, 1999, the portfolio was invested as follows: Asset backed

Mentor Income Fund, Inc.
Annual Report
October 31, 1999

--------------------------------------------------------------------------------

securities - 5.5%; Investment grade corporate bonds - 10.8%; Preferred Stocks -
 3.9%; High yield bonds - 20.4%; Mortgage backed securities - 21.3%; Collateralized mortgage obligations - 31.0%; Residual interests - 7.1%. Average portfolio quality was "A+", also as of that date.

Outlook

Over the long term, we think that bonds offer an extremely attractive investment opportunity. "Real" interest rates - the rate earned by the investor in excess of inflation - are fairly high by historical standards. It is our belief that the current fears concerning accelerating inflation will prove to be unfounded for two reasons. First, the Fed has proven time and again that they will not allow inflation to get out of hand. We believe they will continue to tighten credit conditions until any inflationary pressures are extinguished. Second, we also believe the internet is the most deflationary force yet invented. Every conceivable good or service is being offered across the internet, and price comparisons are quick and easy. In such an environment, raising prices becomes a fairly dangerous proposition. Low and stable inflation rates ultimately result in much lower interest rates and excellent returns from fixed income investments.

At current levels, bonds are attractively valued and offer the potential for solid returns over the long term. Near term, however, we believe interest rates could continue to rise. We think the Federal Reserve Board will need to continue draining some of the liquidity it provided to markets during last year's crisis, and would not be surprised to see short-term rates reach the 6% area. Such aggressive action on the part of the Fed, however, would bring the bear market in bonds to an end. Much of the economy's strength has come from consumer spending, which has been fueled by the "wealth effect" of rising stock prices. In our opinion, stock prices will respond negatively to continued increases in short-term interest rates. A softening in equity prices will dampen the "wealth effect" and curb consumer spending. A slower economy with continued low inflation should improve bond market sentiment considerably.

Given our outlook, high yield investments are particularly attractive and we

Mentor Income Fund, Inc.
Annual Report
October 31, 1999

--------------------------------------------------------------------------------

anticipate the Fund moving to its maximum 35% weighting in this sector. We had virtually no exposure to high yield when the Russian default sparked last year's liquidity crisis on Wall Street. High yield spreads more than doubled overnight, and Y2K fears kept investors from returning to this market in 1999 despite continued strong economic growth. As we enter the new year and leave Y2K fears behind, we believe investors will be drawn to the extraordinary yield potential available from this sector of the bond market. Longer term, we believe the prospects for high yield investments are even better. As stated previously, we think low and stable inflation rates will force interest rates to decline and stay at low levels compared to recent history. In other words, over the next 20 years interest rates could resemble the levels seen in the 50's and 60's rather than the rates seen in the 70's and 80's. In this environment, we believe investors will increasingly look to the high yield market to enhance the income of their portfolios. We believe this increased demand could result in excellent returns from high yield investments.

Dividend Reinvestment Plan

Shareholders who wish to purchase aditional shares can do so through the Fund's automatic dividend reinvestment plan. Over 60% of the Fund's shareholders participate in this plan. If you would like to receive information about the plan, please call our plan agent at (800)426-5523.

  * The Merrill Lynch Mortgage Master Index is a composite of fixed rate mortgage pass-through securities. The Merrill Lynch U.S. Treasury/Agency Master Index is a composite of Treasury and Agency issues with maturities ranging from one to 30 years. The Merrill Lynch 6.5-7.5 Year U.S. Treasury Bond Index is a composite of U.S. Treasury Securities in this maturity range adjusted to reflect reinvestment of interest on securities in the index. These indexes are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. It is not possible to invest directly in an index.

 ** Lipper Analytical Services, Inc., an independent mutual fund rating company, groups funds by investment objective and calculates performance figures for each group. Performance does not include sales charges and does include reinvested dividends.

*** Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Mentor Income Fund, Inc.
Schedule of Investments
October 31, 1999

--------------------------------------------------------------------------------

                                            Percent of
                                            Net Assets   Shares       Value
-------------------------------------------------------------------------------
Preferred Stocks                               4.3%
-------------------------------------------------------------------------------
Home Ownership Funding Corp. (a) (cost
 $4,742,829)                                             5,650,000 $  4,638,741
-------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
-------------------------------------------------------------------------------
Adjustable Rate Mortgage Securities            0.3%
 California Federal Bank Los Angeles,
  Ser. 1991-CI2, Class A, 6.86%, 7/15/2021
  (g)                                                  $   266,362      265,030
 Kidder Peabody Acceptance Corp. I,
  Ser. 1989-3, Class A, 8.894%, 6/20/2019
  (g)                                                      109,719      109,171
-------------------------------------------------------------------------------
Total Adjustable Rate Mortgage Securities
 (cost $372,251)                                                        374,201
-------------------------------------------------------------------------------
Asset-Backed Securities                        6.1%
 Advanta Mortgage Loan Trust, Ser. 1993-3,
  Class A, 5.55%, 1/25/2025                                798,019      769,454
 CS First Boston Mortgage Securities Corp.,
  Ser. 1996-2, Class A6, 7.18%, 2/25/2018                2,750,000    2,740,774
 EQCC Home Equity Loan Trust, Ser. 1998-2,
  Class A-F, 6.159%, 4/15/2008                           1,481,250    1,438,864
 Old Stone Credit Corp. Home Equity Trust,
  Ser. 1993-2, Class B1, 6.20%, 6/15/2008                  684,340      677,801
 Olympic Automobiles Receivables,
  Ser. 1994-B, Class A2, 6.85%, 6/15/2001                  269,354      269,606
 Union Acceptance Corp., Ser. 1996-B,
  Class A, 6.45%, 7/9/2003                                 721,524      721,247
-------------------------------------------------------------------------------
Total Asset-Backed Securities (cost
 $6,598,186)                                                          6,617,746
-------------------------------------------------------------------------------
Corporate Bonds                               31.5%
-------------------------------------------------------------------------------
Business Equipment & Services                  1.0%
 IBM Corp., Debentures, 6.50%, 1/15/2028                 1,200,000    1,099,978
-------------------------------------------------------------------------------
Cable/Other Video Distribution                 2.1%
 Charter Communications LLC, Sr. Notes,
  8.625%, 4/1/2009                                         800,000      760,000
 CSC Holdings, Inc., Sr. Sub. Notes,
  9.875%, 5/15/2006                                        700,000      729,750

Mentor Income Fund, Inc.
Schedule of Investments (continued)
October 31, 1999

--------------------------------------------------------------------------------

                                            Percent of  Principal
                                            Net Assets   Amount       Value
-------------------------------------------------------------------------------
Corporate Bonds (continued)
-------------------------------------------------------------------------------
Cable/Other Video Distribution (continued)
-------------------------------------------------------------------------------
 Rogers Cablesystems Ltd., Sr. Secd. Notes,
  Ser. B, 10.00%, 3/15/2005                            $   750,000 $    793,125
-------------------------------------------------------------------------------
                                                                      2,282,875
-------------------------------------------------------------------------------
Chemical & Agricultural Products               0.6%
 Lyondell Chemical Co., Sr. Secd. Notes,
  Ser. B, 9.875%, 5/1/2007                                 700,000      700,000
-------------------------------------------------------------------------------
Communication Systems & Services               7.3%
 Adelphia Communications Corp., Notes,
  9.875%, 3/1/2005                                         375,000      383,906
 Century Communications Corp., Sr. Notes,
  9.50%, 3/1/2005                                          476,000      478,380
 Chancellor Media Corp., Sr. Sub. Notes,
  9.00%, 10/1/2008                                       1,000,000    1,027,500
 Intermedia Communications, Inc., Sr.
  Notes, 8.60%, 6/1/2008                                   570,000      507,300
 JCAC, Inc., Sr. Sub. Notes, 10.125%,
  6/15/2006                                              1,000,000    1,060,000
 Metromedia Fiber Network, Inc., Sr. Notes,
  10.00%, 11/15/2008                                       580,000      572,750
 Nextel Communications, Inc.,
  Sr. Disc. Notes, Step Bond
  (Eff. Yield 10.54%) (b), 0.00%, 9/15/2007              1,410,000    1,064,550
 Nextlink Communications, Inc., Sr. Notes,
  10.75%, 6/1/2009                                         450,000      461,250
 Sprint Capital Corp., Notes, 6.125%,
  11/15/2008                                             1,800,000    1,671,860
 Williams Communications Group, Inc.,
  Sr. Notes, 10.875%, 10/1/2009                            300,000      309,000
 Worldwide Fiber, Inc., Sr. Notes, 12.00%,
  8/1/2009 (a)                                             450,000      452,250
-------------------------------------------------------------------------------
                                                                      7,988,746
-------------------------------------------------------------------------------

Mentor Income Fund, Inc.
Schedule of Investments (continued)
October 31, 1999

--------------------------------------------------------------------------------

                                            Percent of  Principal
                                            Net Assets   Amount       Value
-------------------------------------------------------------------------------
Corporate Bonds (continued)
-------------------------------------------------------------------------------
Consumer Products & Services                   2.3%
 Cinemark USA, Inc., Sr. Sub. Notes, Ser.
  D, 9.625%, 8/1/2008                                  $   570,000 $    510,150
 Playtex Prods. Inc., Sr. Notes, Ser. B,
  8.875%, 7/15/2004                                        600,000      597,000
 Verio, Inc., Sr. Notes, 11.25%, 12/1/2008                 850,000      892,500
 Weight Watchers Int'l., Inc., Sr. Sub.
  Notes, 13.00%, 10/1/2009 (a)                             500,000      512,500
-------------------------------------------------------------------------------
                                                                      2,512,150
-------------------------------------------------------------------------------
Diversified Companies                          0.3%
 KMC Telecom Holdings, Inc., Sr. Notes,
  13.50%, 5/15/2009 (a)                                    300,000      295,500
-------------------------------------------------------------------------------
Electrical Equipment & Services                0.9%
 Alabama Power Co., Sr. Notes, 7.125%,
  8/15/2004                                              1,000,000    1,005,548
-------------------------------------------------------------------------------
Electronic Equipment & Services                0.4%
 Amkor Technologies, Inc., Sr. Notes,
  9.25%, 5/1/2006 (a)                                      400,000      390,000
-------------------------------------------------------------------------------
Finance & Insurance                            2.6%
 ASAT Finance LLC, 12.50%, 11/1/2006                       400,000      398,918
 General Motors Acceptance Corp., Notes,
  6.85%, 6/17/2004                                       1,000,000      998,974
 Lady Luck Gaming Finance Corp.,
  Mtge. Notes, 11.875%, 3/1/2001                           400,000      402,000
 Principal Financial Group, Sr. Gtd. Notes,
  8.20%, 8/15/2009 (a)                                   1,000,000    1,016,343
-------------------------------------------------------------------------------
                                                                      2,816,235
-------------------------------------------------------------------------------
Food & Beverage Products                       2.5%
 Canandaigua Brands, Inc., Sr. Notes,
  8.625%, 8/1/2006                                         900,000      886,500
 Del Monte Corp., Sr. Sub. Notes, 12.25%,
  4/15/2007                                                400,000      441,000
 Kroger Co., Sr. Notes, 7.25%, 6/1/2009 (a)              1,000,000      977,995

Mentor Income Fund, Inc.
Schedule of Investments (continued)
October 31, 1999

--------------------------------------------------------------------------------

                                            Percent of  Principal
                                            Net Assets   Amount       Value
-------------------------------------------------------------------------------
Corporate Bonds (continued)
-------------------------------------------------------------------------------
Food & Beverage Products (continued)
-------------------------------------------------------------------------------
 Vlasic Foods Int'l., Inc., Sr. Sub. Notes,
  Ser. B, 10.25%, 7/1/2009                             $   450,000 $    425,250
-------------------------------------------------------------------------------
                                                                      2,730,745
-------------------------------------------------------------------------------
Forest Products                                0.2%
 Tembec Inds., Inc., Sr. Gtd. Notes,
  8.625%, 6/30/2009                                        250,000      247,500
-------------------------------------------------------------------------------
Gaming                                         2.7%
 Coast Hotels & Casinos, Inc., Sr. Sub.
  Notes, 9.50%, 4/1/2009                                   400,000      374,500
 Hollywood Casino Corp., Sr. Secd. Notes,
  11.25%, 5/1/2007                                         500,000      503,750
 Hollywood Park, Inc.:
  9.50%, 8/1/2007                                        1,000,000      967,500
  13.00%, 8/15/2003                                        400,000      453,500
 Isle of Capri Casinos, Inc., Sr. Sub.
  Notes, 8.75%, 4/15/2009                                  700,000      635,250
-------------------------------------------------------------------------------
                                                                      2,934,500
-------------------------------------------------------------------------------
Oil/Energy                                     3.9%
 CMS Energy Corp., Sr. Notes, 6.75%,
  1/15/2004                                                400,000      374,119
 Enron Corp., Notes, 6.725%, 11/17/2008                  1,600,000    1,525,288
 Eott Energy Partners, Sr. Notes, 11.00%,
  10/1/2009                                                250,000      256,875
 Ocean Energy, Inc., Sr. Sub. Notes, Ser.
  B, 8.375%, 7/1/2008                                      500,000      480,000
 Parker Drilling Co., Sr. Notes, Ser. D,
  9.75%, 11/15/2006                                        400,000      387,000
 Pride Petroleum Services, Inc., Sr. Notes,
  9.375%, 5/1/2007                                         650,000      641,875
 Swift Energy Co., Sr. Sub. Notes, 10.25%,
  8/1/2009                                                 600,000      602,250
-------------------------------------------------------------------------------
                                                                      4,267,407
-------------------------------------------------------------------------------

Mentor Income Fund, Inc.
Schedule of Investments (continued)
October 31, 1999

--------------------------------------------------------------------------------

                                           Percent of   Principal
                                           Net Assets      Amount        Value
------------------------------------------------------------------------------
Corporate Bonds (continued)
------------------------------------------------------------------------------
Telecommunication Services & Equipment        3.7%
 Filtronic PLC, Sr. Notes, 10.00%,
  12/1/2005 (a)                                       $   950,000 $    938,125
 Insight Midwest LP, Sr. Notes, 9.75%,
  10/1/2009 (a)                                           400,000      413,000
 Level 3 Communications, Inc., Sr. Notes,
  9.125%, 5/1/2008                                        400,000      375,000
 McLeod USA, Inc., Sr. Notes, 9.25%,
  7/15/2007                                               999,000      996,502
 Microcell Telecommunications, Inc., Sr.
  Disc. Notes, Ser. B, Step Bond (Eff.
  Yield 12.09%) (b), 0.00%, 6/1/2006                      680,000      561,000
 Rogers Cantel, Inc., Sr. Sub. Notes,
  8.80%, 10/1/2007                                        750,000      756,563
------------------------------------------------------------------------------
                                                                     4,040,190
------------------------------------------------------------------------------
Textile & Apparel                              0.4%
 Simmons Co., Sr. Sub. Notes, Ser. B,
  10.25%, 3/15/2009                                       450,000      444,375
------------------------------------------------------------------------------
Hospitals/Nursing Homes/Healthcare             0.6%
 Lifepoint Hospitals Holdings, Inc., Sr.
  Sub. Notes, 10.75%, 5/15/2009 (a)                       200,000      197,500
 Triad Hospitals Holdings, Sr. Sub. Notes,
  11.00%, 5/15/2009 (a)                                   450,000      443,250
------------------------------------------------------------------------------
                                                                       640,750
------------------------------------------------------------------------------
Total Corporate Bonds (cost $35,304,676)                            34,396,499
------------------------------------------------------------------------------
Collateralized Mortgage Obligations           22.3%
 General Electric Capital Mortgage
  Services, Inc.:
  Ser. 1993-18, Class B1, 6.00%, 2/25/2009              1,689,573    1,620,866
  Ser. 1997-13, Class M, 6.75%, 12/25/2012              1,854,209    1,792,213
  Ser. 1998-1, Class M, 6.75%, 1/25/2013                  697,617      673,853
 Norwest Asset Securities Corp.:
  Ser. 1996-3, Class M, 7.00%, 9/25/2011                1,676,197    1,647,944
  Ser. 1997-7, Class M, 7.00%, 5/25/2027                1,561,697    1,491,725
 Prudential Home Mortgage Securities (a):
  Ser. 1993-2, Class M, 7.50%, 5/25/2023                2,718,342    2,709,684

Mentor Income Fund, Inc.
Schedule of Investments (continued)
October 31, 1999

--------------------------------------------------------------------------------

                                           Percent of  Principal
                                           Net Assets   Amount       Value
------------------------------------------------------------------------------
Collateralized Mortgage Obligations
 (continued)
------------------------------------------------------------------------------
Prudential Home Mortgage Securities
 (continued)
  Ser. 1993-22, Class M, 7.00%, 7/25/2023             $ 4,110,453 $  3,999,532
  Ser. 1994-29, Class M, 7.00%, 10/25/2024              3,118,135    3,018,526
  Ser. 1995-5, Class B1, 7.25%, 9/25/2025               2,618,858    2,539,518
  Ser. 1995-5, Class M, 7.25%, 9/25/2025                2,535,461    2,481,494
  Ser. 1995-7, Class M, 7.00%, 11/25/2025               1,921,633    1,854,483
  Ser. 1996-4, Class B1, 6.50%, 4/25/2026                 579,188      554,690
------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost
 $24,133,995)                                                       24,384,528
------------------------------------------------------------------------------
U.S. Government & Agency Obligations (f)      36.7%
FHLMC:                                         4.9%
  6.65%, 9/1/2018                                           1,235        1,255
  10.75%, 9/1/2009                                        235,853      253,291
  9.50%, 12/1/2009 (d)                                  1,169,819    1,235,271
  Ser. 1647, Class 1647-B, 6.50%,
   11/15/2008                                           3,919,198    3,846,923
------------------------------------------------------------------------------
                                                                     5,336,740
------------------------------------------------------------------------------
FNMA:                                         19.4%
  6.00%, 12/1/2013                                      3,219,190    3,069,627
  6.50%, 5/18/2028                                        267,692      255,801
  6.51%, 7/1/2027                                          16,212       16,373
  7.00%, 9/1/2014 - 8/1/2029                           12,928,506   12,777,671
  7.50%, 8/1/2014 - 10/1/2014                           5,000,000    5,065,743
------------------------------------------------------------------------------
                                                                    21,185,215
------------------------------------------------------------------------------
GNMA:                                         12.4%
  6.00%, 3/15/2029                                      3,515,583    3,265,203
  6.13%, 12/20/2022                                     3,717,675    3,760,763
  6.50%, 7/15/2014 - 4/15/2029                          3,702,770    3,559,130
  7.00%, 12/15/2008                                     2,745,185    2,749,192
  11.50%, 2/15/2013 - 6/15/2019                           118,808      134,353
------------------------------------------------------------------------------
                                                                    13,468,641
------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
 (cost $40,265,930)                                                 39,990,596
------------------------------------------------------------------------------

Mentor Income Fund, Inc.
Schedule of Investments (continued)
October 31, 1999

--------------------------------------------------------------------------------

                                         Percent of  Principal
                                         Net Assets   Amount       Value
----------------------------------------------------------------------------
Interest Only Securities                    0.0%
 Contimortgage Home Equity Loan Trust,
  Ser. 1994-3, Class A4, 0.13%,
  3/15/2014 (cost $127,093)(e)                      $37,684,893 $     29,441
----------------------------------------------------------------------------
Residual Interests (a)                      7.9%
----------------------------------------------------------------------------
 Capital Mtge. Funding I, Inc.:
  1998-9, 11/20/2022                                     20,405      356,746
  1999-1, 10/20/2022                                     11,601      314,700
  1999-2, 10/20/2023                                     12,611      321,744
  1999-3, 12/20/2027                                     13,181      330,260
 General Mtge. Securities, Inc., 1989-2,
  1998, 4/17/2019                                        10,719      799,547
 General Mtge. Securities, Inc. II:
  1995-1, 1998, 6/25/2020                                 5,086      229,181
  1995-4, 1998, 6/25/2023                                 2,967      259,415
  1997-4, 1999, 5/20/2022                                10,489      457,048
  1997-5, 1998, 7/20/2023                                14,391      526,142
  1998-2, 12/20/2023                                     23,303      356,546
  1998-3, 6/1/2029                                        2,100      385,602
  1998-4, 9/20/2023                                      43,224      479,932
  1998-5, 9/20/2021                                      24,555      526,294
  1999-1, 8/20/2024                                      26,262      370,852
  1999-2, 1/20/2022                                      17,493      268,281
  1999-4, Ser. 2, 10/27/2029                             40,000      714,560
 National Mtge. Funding, Inc.:
  1998-1, 10/20/2024                                     18,228      482,131
  1998-6, 7/20/2022                                      25,307      515,552
  1998-7, 2/20/2023                                      42,536      496,683
  1998-10, 1998, 1/20/2023                               10,667      378,411
----------------------------------------------------------------------------
Total Residual Interests (cost
 $10,363,323)                                                      8,569,627
----------------------------------------------------------------------------

Mentor Income Fund, Inc.
Schedule of Investments (continued)
October 31, 1999

--------------------------------------------------------------------------------

                                            Percent of  Principal
                                            Net Assets   Amount       Value
--------------------------------------------------------------------------------
Yankee Obligations                              0.9%
--------------------------------------------------------------------------------
Communication Systems & Services                0.6%
 Clearnet Communications, Inc., Sr. Disc.
  Notes, Step Bond (Eff. Yield 12.39%)
  (b), 0.00%, 12/15/2005                               $   695,000 $    661,119
--------------------------------------------------------------------------------
Telecommunication Services & Equipment          0.3%
 Telewest Communications PLC, Sr. Disc.
  Debentures, Step Bond (Eff. Yield
  10.83%) (b), 0.00%, 10/1/2007                            400,000      365,500
--------------------------------------------------------------------------------
 Total Yankee Obligations (cost $1,015,392)                           1,026,619
--------------------------------------------------------------------------------
 Total Long-Term Investments (cost
  $122,923,675)                                                     120,027,998
--------------------------------------------------------------------------------
Repurchase Agreement                            5.2%
 State Street Bank & Trust Co. dated
  10/29/1999, 5.16%, maturing 11/1/1999,
  maturity value $5,656,594 (c) (cost
  $5,654,163)                                            5,654,163    5,654,163
--------------------------------------------------------------------------------
Total Investments (cost $128,577,838)         115.2%                125,682,161
--------------------------------------------------------------------------------
Other Assets and Liabilities - net            (15.2)                (16,585,835)
--------------------------------------------------------------------------------
Net Assets                                    100.0%               $109,096,326
--------------------------------------------------------------------------------

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) The repurchase agreement is fully collateralized by the U.S. Government and/or agency obligations based on market prices plus accrued interest at October 31, 1999.
(d) All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.
(e) Notional principal amount.
(f) A portion of these securities have been segregated as collateral for reverse repurchase agreements.
(g) These securities are illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors.

Mentor Income Fund, Inc.
Schedule of Investments (continued)
October 31, 1999

--------------------------------------------------------------------------------


Futures Contracts - Long Positions

                                                 Value at
                  Number of    Initial Contract October 31, Unrealized
Expiration        Contracts         Amount         1999        Gain
----------     --------------- ---------------- ----------- ----------
December 1999  37 5 Yr. T-Note    $3,963,047    $3,994,266   $31,219

Summary of Abbreviations:

FHLMCFederal Home Loan Mortgage Corporation
FNMAFederal National Mortgage Association
GNMAGovernment National Mortgage Association

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended October 31, 1999:

              Cost of Purchases                    Proceeds from Sales
     -------------------------------------------------------------------------
     U.S. Government   Non-U.S. Government U.S. Government Non-U.S. Government
     ---------------   ------------------- --------------- -------------------
     $6,701,789           $135,898,044       $31,043,583      $152,009,981

On October 31, 1999, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes was as follows:

                           Gross                  Gross
         Tax             Unrealized             Unrealized             Net Unrealized
         Cost           Appreciation           Depreciation             Depreciation
         ----           ------------           ------------            --------------
     $129,466,162        $1,202,754            $(4,986,755)             $(3,784,001)

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Statement of Assets and Liabilities
October 31, 1999

--------------------------------------------------------------------------------

Assets
 Identified cost of securities                                   $128,577,838
 Net unrealized gains or losses on securities                      (2,895,677)
------------------------------------------------------------------------------
 Market value of securities                                       125,682,161
 Receivable for securities sold                                     7,930,147
 Interest receivable                                                1,922,038
 Receivable for daily variation margin on open futures contracts       18,725
 Prepaid expenses and other assets                                     61,506
------------------------------------------------------------------------------
  Total assets                                                    135,614,577
------------------------------------------------------------------------------
Liabilities
 Distributions payable                                                709,086
 Payable for securities purchased                                     747,406
 Payable for reverse repurchase agreements                         24,856,000
 Accrued expenses and other liabilities                               205,759
------------------------------------------------------------------------------
  Total liabilities                                                26,518,251
------------------------------------------------------------------------------
Net assets                                                       $109,096,326
------------------------------------------------------------------------------
Net assets represented by
 Common stock at par value                                       $    118,178
 Additional paid-in capital                                       130,872,981
 Overdistributed net investment income                               (709,086)
 Accumulated net realized gains or losses on securities and
  futures contracts                                               (18,321,289)
 Net unrealized gains or losses on securities and futures
  contracts                                                        (2,864,458)
------------------------------------------------------------------------------
Total net assets                                                 $109,096,326
Shares outstanding                                                 11,817,776
------------------------------------------------------------------------------
Net asset value per share                                        $       9.23
------------------------------------------------------------------------------

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Statement of Operations
Year Ended October 31, 1999

--------------------------------------------------------------------------------

Investment income
 Interest (net of interest expense of $1,708,552)                 $ 8,826,891
------------------------------------------------------------------------------
Expenses
 Advisory fee                                                         738,946
 Shareholder service fee                                               60,000
 Administrative services fees                                         113,684
 Transfer agent fee                                                    38,332
 Trustees' fees and expenses                                            2,600
 Printing and postage expenses                                         78,249
 Custodian fee                                                         92,979
 Registration and filing fees                                          30,114
 Professional fees                                                     46,996
 Other                                                                  2,069
------------------------------------------------------------------------------
  Total expenses                                                    1,203,969
 Less: Fee credits                                                    (30,962)
------------------------------------------------------------------------------
  Net expenses                                                      1,173,007
------------------------------------------------------------------------------
 Net investment income                                              7,653,884
------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and futures contracts
 Net realized gains or losses on:
  Securities                                                       (2,281,164)
  Futures contracts                                                  (197,108)
------------------------------------------------------------------------------
 Net realized gains or losses on securities and futures contracts  (2,478,272)
------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities and
  futures contracts                                                (4,984,112)
------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on securities and
  futures contracts                                                (7,462,384)
------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $   191,500
------------------------------------------------------------------------------

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Statement of Cash Flows
Year Ended October 31, 1999

--------------------------------------------------------------------------------

Increase in Cash
Cash Flows from Operating Activities:
 Net increase in net assets from operations                $     191,500
 Adjustments to reconcile net increase in net assets from
  operations to net cash provided by operating activities:
  Purchase of investment securities                         (142,599,833)
  Proceeds from disposition of investment securities         183,053,564
  Purchase of short-term investment securities, net           (4,806,578)
  Variation margin on futures contracts                           12,494
  Increase in interest receivable                               (655,370)
  Increase in receivable for securities sold                  (3,065,885)
  Decrease in other assets                                       188,926
  Decrease in payable for securities purchased                (3,051,486)
  Increase in accrued expenses                                   107,636
  Net unrealized depreciation on investments and futures
   contracts                                                   4,984,112
  Net realized loss from investments and futures contracts     2,478,272
-------------------------------------------------------------------------
 Net cash provided by operating activities                    36,837,352
-------------------------------------------------------------------------
Cash Flows from Financing Activities:
 Decrease in reverse repurchase agreements                   (29,144,000)
 Cash distributions paid                                      (7,953,448)
-------------------------------------------------------------------------
 Net cash used in financing activities                       (37,097,448)
-------------------------------------------------------------------------
 Net decrease in cash                                           (260,096)
-------------------------------------------------------------------------
Cash:
 Beginning of year                                               260,096
-------------------------------------------------------------------------
 End of year                                               $           0
-------------------------------------------------------------------------

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                 Year Ended October 31,
                                                --------------------------
                                                    1999          1998
---------------------------------------------------------------------------
Operations
 Net investment income                          $  7,653,884  $  7,605,215
 Net realized gains or losses on securities and
  futures contracts                               (2,478,272)     (958,710)
 Net change in unrealized gains or losses on
  securities and futures contracts                (4,984,112)   (1,445,672)
---------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                        191,500     5,200,833
---------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income                            (8,288,727)   (8,419,461)
 Tax return of capital                              (219,869)     (680,074)
---------------------------------------------------------------------------
 Total distributions to shareholders              (8,508,596)   (9,099,535)
---------------------------------------------------------------------------
  Total decrease in net assets                    (8,317,096)   (3,898,702)
Net assets
 Beginning of period                             117,413,422   121,312,124
---------------------------------------------------------------------------
 End of period                                  $109,096,326  $117,413,422
---------------------------------------------------------------------------
Overdistributed net investment income           $   (709,086) $   (153,938)
---------------------------------------------------------------------------

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                       Year Ended October 31,
                            --------------------------------------------------
                              1999       1998       1997      1996      1995
-------------------------------------------------------------------------------
Net asset value, beginning
 of period                  $   9.94   $  10.27   $  10.06  $  10.21  $   9.60
-------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income          0.65       0.64       0.82      0.83      0.80
 Net realized and
  unrealized gains or
  losses on securities and
  futures contracts            (0.64)     (0.20)      0.23     (0.14)     0.70
-------------------------------------------------------------------------------
 Total from investment
  operations                    0.01       0.44       1.05      0.69      1.50
-------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income         (0.70)     (0.71)     (0.84)    (0.84)    (0.89)
 Tax return of capital         (0.02)     (0.06)         0         0         0
-------------------------------------------------------------------------------
 Total distributions           (0.72)     (0.77)     (0.84)    (0.84)    (0.89)
-------------------------------------------------------------------------------
Net asset value, end of
 period                     $   9.23   $   9.94   $  10.27  $  10.06  $  10.21
-------------------------------------------------------------------------------
Per share market price,
 end of year                $   7.56   $   8.56   $   9.38  $   9.00  $   8.88
Total Investment Return
 Based on market price         (3.68)%    (0.74%)    13.92%    11.24%    18.83%
 Based on net asset value       1.28 %     5.22%     11.65%     8.08%    17.48%
-------------------------------------------------------------------------------
Ratios and supplemental
 data
Net assets, end of period
 (in thousands)             $109,096   $117,413   $121,312  $118,838  $120,617
Ratio of investment income
 to average net assets (a)      9.27 %     9.68%     10.97%    11.12%    10.58%
Ratio of operating
 expenses to average net
 assets (a)                     1.06 %     1.02%      1.08%     1.13%     1.09%
Ratio of total expenses to
 average net assets             2.54 %     3.29%      2.78%     2.84%     2.39%
Ratio of net investment
 income to average net
 assets                         6.73 %     6.39%      8.19%     8.28%     8.19%
Portfolio turnover rate           99 %       80%        71%      190%      154%
Shares outstanding at end
 of year (in thousands)       11,818     11,818     11,818    11,818    11,818
-------------------------------------------------------------------------------

(a) This ratio excludes any interest expense.

See Notes to Financial Statements.

Mentor Income Fund, Inc.
Notes to Financial Statements
October 31, 1999


1. Organization
Mentor Income Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities, which are generally recognized by institutional traders.

Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, including restricted securities are valued at fair value as determined in good faith according to procedures approved by the Board of Directors.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
The Fund may invest in repurchase agreements. The custodian holds securities pledged as collateral for repurchase agreements in a segregated account on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)


repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Directors.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts ("variation margin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Options
The Fund is authorized to write covered put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)


options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F. Dollar Roll Transactions
The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

G. Residual Interests
The Fund may invest in mortgage security residual interests ("residuals"). A residual is a derivative security, which is any investment that derives its value from an underlying security, asset, or market index. The Fund's investments in residuals are primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Fund has not incurred any indebtedness in the course of making these residual investments; nor has the Fund's assets been pledged to secure the indebtedness of the issuing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit its exposure at the time of purchase to no more than 20% of its total assets.

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)


H. Interest-Rate Swaps
The Fund may invest in interest-rate swaps. An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss.

I. Interest-Rate Cap
An interest-rate cap is similar to an interest-rate swap, except that one party agrees to pay a fee, while the other pays the excess, if any, of a floating rate over a specified fixed rate. No collateral is provided by the counterparty to the transaction and as such the Fund is exposed to credit risk in the event of non-performance by the other party to the interest-rate cap.

J. Short Sales
A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of the security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund must deliver the security, the Fund realizes a loss.

K. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

L. Federal Taxes
The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income, net tax-exempt income and net capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)


by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

M. Distributions
The Fund declares and distributes dividends monthly from net investment income and annually from net realized capital gains, if any, after offsetting capital-loss carryovers. Reinvestment of income distribution is a non-cash transaction.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for paydown gains and losses on asset-backed securities, mortgage dollar roll transactions and residual interests.

Certain distributions paid during previous years have been reclassified to conform to current year presentation.

3. Investment Advisory Agreement and Other Affiliated Transactions
Mentor Advisors, LLC ("Mentor Advisors"), a wholly-owned subsidiary of First Union Corporation ("First Union"), the Fund's investment advisor, receives for its services an annual investment advisory fee at 0.65% of average weekly net assets.

Evergreen Investment Services, Inc. ("EIS"), a subsidiary of First Union, serves as the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is entitled to a fee at an annual rate of 0.10% of the Fund's average weekly net assets. Prior to June 14, 1999, Mentor Investment Group LLC ("Mentor"), a wholly-owned subsidiary of First Union, provided administrative personnel and services for the Fund at the same rate indicated above. During the year ended October 31, 1999, the Fund paid or accrued to EIS $39,968 and Mentor $73,716 for administrative services.

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)



4. Capital Share Transactions
The Fund has authorized 200,000,000 shares of $0.01 par value common stock. At October 31, 1999 there were 11,817,776 shares issued and outstanding, including 1,151,463 shares issued under the Fund's reinvestment plan and 666,313 from an equity rights offering which occurred from December 23, 1991 to January 31, 1992. During the year ended October 31, 1999 no shares were issued.

5. Securities Transactions
The average daily balance of reverse repurchase agreements outstanding for the Fund during the year ended October 31, 1999 was approximately $18,538,092 at a weighted average interest rate of 5.01%. The maximum amount outstanding under reverse repurchase agreements during the year ended October 31, 1999 for the Fund was $55,054,519 (including accrued interest). At October 31, 1999, the Fund had a reverse repurchase agreement with Goldman Sachs outstanding in the amount of $24,856,000 maturing November 1, 1999 with an average rate of 5.30%.

At October 31, 1999, the Fund had no mortgage dollar rolls outstanding. During the year ended October 31, 1999, the Fund earned income on mortgage dollar roll transactions of $13,906.

As of October 31, 1999, the Fund had capital loss carryovers for federal income tax purposes of $17,401,746 of which $108,152 expires in 2001, $11,955,561 expires in 2003, $1,699,165 expires in 2004, $1,155,089 expires in 2006 and
$2,483,779 expires in 2007.

6. Expense Offset Arrangements
The Fund has entered into expense offset arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's related expenses. The assets deposited with the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by the Fund and the impact on the Fund's expense ratio represented as a percentage of its average net assets were as follows:

        Total
     Fee Credits                                                  % of Average
      Received                                                     Net Assets
     -----------                                                  ------------
     $30,962                                                          0.03%

Mentor Income Fund, Inc.
Notes to Financial Statements
(continued)


7. Quarterly Results of Operations (unaudited) Shown in thousands of dollars and per common share:

                                                                            Increase
                                                                           (Decrease)
                          Investment  Net Investment Net Gain (Loss)     in Net Assets
                            Income        Income      on Investments    from Operations
                         ------------ --------------------------------  -----------------
                                 Per           Per               Per                Per
Quarter End              Total  Share  Total  Share   Total     Share    Total     Share
-----------              ------ ----- ------- ---------------  -------  --------  -------
1999
October 31, 1999........ $2,172 $0.18 $ 1,893 $ 0.16 $ (5,335) $ (0.45) $ (1,242) $ (0.11)
July 31, 1999...........  2,333  0.20   2,038   0.17     (817)   (0.07)     (979)   (0.08)
April 30, 1999..........  2,247  0.19   1,955   0.17   (3,201)   (0.27)   (1,246)   (0.11)
January 31, 1999........  2,075  0.18   1,768   0.15    1,891     0.16     3,659     0.31
1998
October 31, 1998........ $2,104 $0.18 $ 1,719 $ 0.15 $   (254) $ (0.02) $  1,465  $  0.13
July 31, 1998...........  2,761  0.23   1,875   0.16      500     0.04     2,375     0.20
April 30, 1998..........  2,898  0.25   1,900   0.16   (1,937)   (0.16)      (37)       0
January 31, 1998........  3,757  0.32   2,111   0.17     (713)   (0.06)    1,398     0.11

Independent Auditors' Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Mentor Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Mentor Income Fund, Inc. as of October 31, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period ended October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended October 31, 1996 were audited by other auditors whose report dated December 19, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mentor Income Fund, Inc. as of October 31, 1999, the results of its operations, cash flows, changes in its net assets and financial highlights for the periods described above, in conformity with generally accepted accounting principles.

                                                        KPMG LLP

Boston, Massachusetts
December 10, 1999

Additional Information (unaudited)

Year 2000

The Fund's investment advisor and other service providers have given representations of readiness and are continuing to take steps to address any year 2000 computer problems. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

Shareholder Meeting

On December 15, 1999 the Annual Meeting of stockholders of the Fund was held to consider a number of proposals. On October 15, 1999, the record date of the meeting, the company had:

Record Date Shares Outstanding                               11,817,776
Shares represented at the meeting                            11,085,808
Percentage of record date shares Represented at the meeting      93.81%

The votes recorded at the meeting, by proposal, were as follows:

Proposal 1--Election of Directors

To Serve Until the 2000 Annual Meeting of Shareholders:

       Laurence B. Ashkin
Shares voted "For"      10,813,512
Shares voted "Against"           0
Shares voted "Abstain"     272,296
      Charles A. Austin III
Shares voted "For"      10,814,425
Shares voted "Against"           0
Shares voted "Abstain"     271,383
         K. Dun Gifford
Shares voted "For"      10,813,774
Shares voted "Against"           0
Shares voted "Abstain"     272,034

To Serve Until the 2001 Annual Meeting of Shareholders:

        Leroy Keith, Jr.
Shares voted "For"      10,814,425
Shares voted "Against"           0
Shares voted "Abstain"     271,383
       Gerald M. McDonnell
Shares voted "For"      10,814,425
Shares voted "Against"           0
Shares voted "Abstain"     271,383

        Thomas L. McVerry
Shares voted "For"      10,814,425
Shares voted "Against"           0
Shares voted "Abstain"     271,383
       William Walt Pettit
Shares voted "For"      10,812,012
Shares voted "Against"           0
Shares voted "Abstain"     273,796
        David Richardson
Shares voted "For"      10,812,925
Shares voted "Against"           0
Shares voted "Abstain"     272,883

To Serve Until the 2002 Annual Meeting of Shareholders:

    Russell A. Salton, III MD
Shares voted "For"      10,812,925
Shares voted "Against"           0
Shares voted "Abstain"     272,883
       Michael S. Scofield
Shares voted "For"      10,812,012
Shares voted "Against"           0
Shares voted "Abstain"     273,796
        Richard J. Shima
Shares voted "For"      10,812,925
Shares voted "Against"           0
Shares voted "Abstain"     272,883
     Louis W. Moelchert, Jr.
Shares voted "For"      10,813,467
Shares voted "Against"           0
Shares voted "Abstain"     272,341

Proposal 2--Ratification of auditors:

Shares voted "For"      10,930,343
Shares voted "Against"      50,381
Shares voted "Abstain"     105,084

Mentor Income Fund, Inc.
Dividend Reinvestment Plan

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is provided to shareholders of the Fund pursuant to which they have all distributions of dividends and capital gains automatically reinvested by EquiServe (the "Plan Agent") in additional fund shares. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Transfer Agent, as Dividend Disbursing Agent.

The Plan Agent serves as Agent for shareholders in administering the Plan. When the Fund declares a dividend or determines to make a capital gain distribution, nonparticipants in the Plan will receive cash. If you participate in the Plan, you will receive the equivalent in shares of the Fund as follows: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the Fund's net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the Plan Agent will receive the dividend or capital gain distributions in cash and apply them to buy Fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the Fund's shares before the Plan Agent has completed its purchases, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice (not less than 10 business days prior to any dividend record date) to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your reinvested shares held by the Agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the Plan Agent upon any cash withdrawal or termination. The Plan may be terminated by the Agent of the Fund upon written notice mailed to each participant at least 90 days prior to any record date for the payment of any dividend or capital gain distribution by the Fund.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends and distributions. It is anticipated that these commissions will be lower than those would normally incur individually, since these shares are purchased in large blocks by the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

If you hold shares of the Fund in your own name, you are an automatic participant in this Plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is able to participate in the Plan, dividend and capital gain distributions will be credited to your account. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be re-registered in your name so that you can participate in the Plan. If your shares are registered in your name, and you desire to receive your dividends and capital gain distributions in cash, you must notify the Plan Agent, EquiServe, by calling 1-800-426-5523.

Shareholder Information

Investment Manager
 Corporate Office
  Mentor Investment Advisors, LLC
  Riverfront Plaza, 901 East Byrd Street
  Richmond, Virginia 23219

 Investor Relations Office
  1-800-382-0016

 Operations Office
  Riverfront Plaza, 901 East Byrd Street
  Richmond, Virginia 23219

Transfer Agent and Registrar
  Equiserve
  Attn.: Mentor Income Fund
  P.O. Box 8128
  Boston, MA 02200-8218

Custodian
  State Street Bank & Trust Company
  Post Office Box 1713
  Boston, Massachusetts 02105-1713

Independent Auditors
  KPMG LLP
  99 High Street
  Boston, Massachusetts 02110

Legal Counsel
  Ropes & Gray
  One International Place
  Boston, Massachusetts 02110

Directors and Officers

Directors
  Daniel J. Ludeman, Chairman
  Arch T. Allen III
  Jerry R. Barrentine
  Arnold H. Dreyfuss
  Weston E. Edwards
  Thomas F. Keller
  Louis W. Molechert
  J. Garnett Nelson
  Troy A. Perry
  Peter J. Quinn

Officers
  Paul F. Costello, President
  Terry L. Perkins, Treasurer
  Geoffry B. Sale, Secretary
  Michael A. Wade, Assistant Treasurer


                           Mentor Income Fund, Inc.

                                 -------------
                                 ANNUAL REPORT
                                 -------------

                               October 31, 1999



Mentor
Investment Advisors